UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2017

Flotek Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10603 W. Sam Houston Pkwy N., Suite 300 Houston, Texas		77064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 849-9911

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 21, 2017, Flotek Industries, Inc. (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders elected all of the Company’s nominees for director, approved the compensation of the Company’s named executive officers on an advisory basis and ratified the selection of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

A total of 52,613,828 shares of the Company’s common stock were present at the meeting in person or by proxy, which represented approximately 91.2% of the outstanding shares of the Company’s common stock as of March 2, 2017, the record date for the Annual Meeting.

(1) Proposal One: Election of directors to serve until the next annual meeting of stockholders of the Company or until their successors are duly elected and qualified, or until their earlier resignation or removal. Each director was elected as follows:

Name	For	Against	Abstain	Broker Non-Votes
Michelle M. Adams	40,907,933	154,500	604,565	10,946,830
Ted D. Brown	40,286,435	787,274	593,289	10,946,830
John W. Chisholm	40,909,471	734,233	23,294	10,946,830
L. Melvin Cooper	38,069,666	3,004,040	593,292	10,946,830
Carla S. Hardy	40,342,953	732,405	591,640	10,946,830
Kenneth T. Hern	40,332,808	733,802	600,388	10,946,830
L.V. “Bud” McGuire	40,274,084	799,294	593,620	10,946,830
John S. Reiland	40,275,437	797,344	594,217	10,946,830

(2) Proposal Two: Advisory Vote to Approve Executive Compensation. The compensation of the Company’s named executive officers was approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
40,746,862	808,790	111,346	10,946,830

(3) Proposal Three: Ratification of selection of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The selection of Hein & Associates LLP was ratified as follows:

For	Against	Abstain
52,320,968	220,273	72,587

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: April 24, 2017	/s/ H. Richard Walton
H. Richard Walton
Executive Vice President and Chief Financial Officer